Execution Version

INTERCREDITOR AGREEMENT
dated as of
July 20, 2012,
among
HEARTLAND PAYMENT SYSTEMS, INC.,
as the Borrower,

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Sponsor,
and
JPMORGAN CHASE BANK, N.A.,
as Bank Group Administrative Agent

INTERCREDITOR AGREEMENT dated as of July 20, 2012 (as the same may be amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), among HEARTLAND PAYMENT SYSTEMS, INC., a Delaware corporation (the “Borrower”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Sponsor (as defined below), and JPMORGAN CHASE BANK, N.A., as the Bank Group Administrative Agent (as defined below) for the Bank Group Lenders (as defined below).
PRELIMINARY STATEMENT
Reference is made to (a) the Uncommitted Revolving Line of Credit Agreement dated as of even date herewith (as in effect on the date hereof or as amended or amended and restated in accordance with Section 5.01, the “Sponsor Agreement”), among Sponsor, the Borrower and each of the subsidiaries of the Borrower party thereto and (b) the Second Amended and Restated Credit Agreement dated as of November 24, 2010 (as it may be amended, restated, increased, renewed, refinanced, extended or otherwise modified or supplemented from time to time, the “Bank Group Credit Agreement” and, together with the Sponsor Agreement, the “Credit Agreements”), among Heartland Payment Systems, Inc., the lenders from time to time party thereto (the “Bank Group Lenders”) and the Bank Group Administrative Agent.
RECITALS
A.    Sponsor has agreed to make advances to or for the benefit of the Borrower pursuant to the Sponsor Agreement, such advances not to exceed $125,000,000 in aggregate principal amount at any time outstanding.
B.    The advances made by the Sponsor pursuant to the Sponsor Agreement will be secured by a lien on and security interest in the Merchant Receivables.
C.    The Bank Group Lenders have agreed to subordinate their existing lien on and security interest in the Merchant Receivables to the lien and security interest on the Merchant Receivables granted in favor of the Sponsor pursuant to the Sponsor Agreement.
Accordingly, the parties hereto agree as follows:

Article I

Definitions
Section 1.01    Certain Defined Terms. Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings set forth in the Sponsor Agreement or the Bank Group Credit Agreement, as applicable.
Section 1.02    Other Defined Terms. As used in this Agreement, the following terms shall have the meanings specified below:
“Administrative Agents” shall mean collectively each of Sponsor and Bank Group Administrative Agent.

Intercreditor Agreement Signature Page

“Bank Group Administrative Agent” shall mean JPMorgan Chase Bank, N.A., as the initial administrative agent under the Bank Group Credit Agreement and its successors and assigns.
“Bank Group Credit Agreement” shall have the meaning assigned to such term in the preliminary statement of this Agreement.
“Bank Group Lenders” shall have the meaning assigned to such term in the preliminary statement of this Agreement.
“Bank Group Lien” shall mean the Lien of the Bank Group on the Merchant Receivables securing the Bank Group Obligations.
“Bank Group Loan Documents” shall have the same meaning as is assigned to the term “Loan Documents”, as such term is defined in the Bank Group Credit Agreement.
“Bank Group Obligations” shall have the same meaning as is assigned to the term “Obligations”, as such term is defined in the Bank Group Credit Agreement. In addition, to the extent any payment with respect to any Bank Group Obligation (whether by or on behalf of the Borrower or any of its subsidiaries, as proceeds of security, enforcement of any right of setoff or otherwise) is declared to be a fraudulent conveyance or a preference in any respect, set aside or required to be paid to a debtor in possession, trustee, the Sponsor, receiver or similar Person, then the Bank Group Obligations or part thereof originally intended to be satisfied shall, for the purposes of this Agreement and the rights and obligations of the Sponsor and the Bank Group Secured Parties, be deemed to be reinstated and outstanding as if such payment had not occurred.
“Bank Group Release” shall have the meaning assigned to such term in Section 3.02.
“Bank Group Required Lenders” shall have the same meaning as is assigned to the term “Required Lenders”, as such term is defined in the Bank Group Credit Agreement.
“Bank Group Secured Parties” shall mean, at any time, (a) the Bank Group Lenders, (b) the Bank Group Administrative Agent, (c) each other Person to whom any of the Bank Group Obligations (including indemnification obligations) is owed and (d) the successors and assigns of each of the foregoing.
“Bank Group Security Documents” shall have the same meaning as is assigned to the term “Collateral Documents”, as such term is defined in the Bank Group Credit Agreement, and any other documents or instruments granting a Lien on or security interest in any real or personal property as security for the Bank Group Obligations or granting any rights or remedies with respect to such Liens.
“Bankruptcy Code” shall mean Title 11 of the United States Code entitled “Bankruptcy,” as now and hereinafter in effect, or any successor statute.
“Bankruptcy Law” shall mean the Bankruptcy Code and any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law.

“Credit Agreements” shall have the meaning assigned to such term in the preliminary statement of this Agreement.
“Credit Parties” shall mean the Borrower and each of the subsidiaries of the Borrower which guaranty the Bank Group Obligations and/or the Sponsor Facility Obligations.
“Discharge of Bank Group Obligations” shall mean, subject to Section 5.03, the (a) payment in full in cash of the principal of and interest and premium, if any, outstanding under the Bank Group Loan Documents (including any interest which accrues on the principal amount of the Bank Group Obligations subsequent to commencement of an Insolvency Proceeding), (b) payment in full in cash of all other Bank Group Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid (other than indemnification obligations for which no claim or demand for payment, whether written or oral, has been made at such time), (c) termination or cash collateralization (in an amount and manner reasonably satisfactory to the Bank Group Administrative Agent) of letters of credit constituting Bank Group Obligations under the Bank Group Loan Documents, (d) termination and payment of 100% of the credit exposure of hedge banks under, or cash collateralization (in an amount reasonably satisfactory to the Bank Group Administrative Agent) of, swap agreements constituting Bank Group Obligations and payment of all related fees, expenses and other amounts owed to the hedge banks in connection therewith and (e) termination or expiration of any commitments to extend credit under the Bank Group Loan Documents.
“Discharge of Sponsor Facility Obligations” shall mean, subject to Section 5.03, (a) the payment in full in cash of the principal outstanding under the Sponsor Loan Documents (including any interest which accrues on the principal amount of the Sponsor Facility Obligations subsequent to commencement of an Insolvency Proceeding to the extent such interest is an allowed claim under applicable law) in an amount not to exceed the Maximum Sponsor Facility Indebtedness Amount and all accrued and unpaid interest on such principal amount, (b) payment in full in cash of all other Sponsor Facility Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid (other than indemnification obligations for which no claim or demand for payment, whether written or oral, has been made at such time) and (c) the occurrence of the Termination Date.
“Disposition” shall mean any sale, lease, exchange, transfer or other disposition. “Dispose” shall have a correlative meaning.
“Insolvency Proceeding” shall mean (a) any voluntary or involuntary proceeding under the Bankruptcy Code or any other Bankruptcy Law with respect to any Credit Party, (b) any voluntary or involuntary appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Credit Party or for a substantial part of the property or assets of any Credit Party, (c) any voluntary or involuntary winding-up or liquidation of any Credit Party, or (d) a general assignment for the benefit of creditors by any Credit Party.
“Lien” means any interest in Property securing an obligation owed to, or securing a claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute or contract, and whether such obligation or claim is fixed or contingent, including (a)

any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such Property, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such Property and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.
“Loan Documents” shall mean the Sponsor Loan Documents and the Bank Group Loan Documents.
“Maximum Sponsor Facility Indebtedness Amount” means $125,000,000.
“Merchant” shall have the same meaning as is assigned to such term in the Merchant Financial Services Agreement (as in effect as of the date hereof).
“Merchant Agreement” shall have the same meaning as is assigned to such term in the Merchant Financial Services Agreement (as in effect as of the date hereof).
“Merchant Financial Services Agreement” shall mean that certain Merchant Financial Services Agreement dated as of February 8, 2012 by and between the Borrower and the Sponsor Bank, as amended, restated, supplemented or otherwise modified from time to time.
“Merchant Receivables” shall mean all accounts (as such term is defined in the UCC), payment intangibles (as such term is defined in the UCC) and other amounts owed to the Borrower by the Merchants arising from or created pursuant to the Merchant Agreements.
“Person” shall mean any individual, corporation, company, voluntary association, partnership, joint venture, trust, unincorporated organization or government or any agency, instrumentality or political subdivision thereof, or any other form of entity.
“Property” means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible, including, without limitation, cash, securities, accounts and contract rights.
“Release” shall have the same meaning as is assigned to such term in Section 3.01.
“Secured Parties” shall mean collectively the Sponsor and each of the Bank Group Secured Parties.
“Security Documents” shall mean the Sponsor Agreement and the Bank Group Security Documents.
“Sponsor” shall mean Wells Fargo Bank, National Association.
“Sponsor Agreement” shall have the same meaning as is assigned to such term in the preliminary statement of this Agreement.
“Sponsor Facility Obligations” means all principal of and interest on all loans made pursuant to the Sponsor Agreement and all costs, charges, fees, expenses and other amounts payable from time to time pursuant to the Sponsor Loan Documents; provided, however, that in no event shall any principal amount that is in excess of the Maximum Sponsor Facility Indebtedness Amount be deemed to be or constitute all or any portion of the Sponsor Facility Obligations for purposes of this Agreement. “Sponsor Facility Obligations” shall include all interest accrued or accruing in accordance with the rate specified in the Sponsor Agreement but shall exclude (solely for purposes of this Agreement) such interest accrued or accruing with respect to principal amounts in excess of the Maximum Sponsor Facility Indebtedness Amount. “Sponsor Facility Obligations” shall include any interest which accrues on the principal amount of the Sponsor Facility Obligations subsequent to commencement of an Insolvency Proceeding to the extent such interest is an allowed claim under applicable law. To the extent any payment with respect to any Sponsor Facility Obligation is declared to be a fraudulent conveyance or a preference in any respect, set aside or required to be paid to a debtor in possession, trustee, any Bank Group Secured Party, receiver or similar Person, then the Sponsor Facility Obligations or part thereof originally intended to be satisfied shall, for the purposes of this Agreement and the rights and obligations of the Sponsor and the Bank Group Secured Parties, be deemed to be reinstated and outstanding as if such payment had not occurred.
“Sponsor Lien” shall mean the Lien on the Merchant Receivables securing the Sponsor Facility Obligations.
“Sponsor Loan Documents” shall mean the “Loan Documents”, as defined in the Sponsor Agreement, and as in effect on the date hereof.
“Termination Date” means the earliest to occur of (i) July 20, 2013 (as such date may be accelerated or extended by the Sponsor in its sole discretion), (ii) the date on which the Merchant Financial Services Agreement is terminated, (iii) the date on which Sponsor receives written notice of termination of the Sponsor Agreement from the Borrower, (iv) the date on which the Sponsor notifies the Borrower in writing that the Sponsor Agreement has been terminated and (v) the date that any Insolvency Proceeding is commenced with respect to any Credit Party.
“Uniform Commercial Code” or “UCC” shall mean the Uniform Commercial Code (or any similar or equivalent legislation) as in effect from time to time in the State of New York.
Section 1.03     Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise (a) any reference herein to the Borrower shall be construed to include the Borrower as debtor and debtor-in-possession and any receiver or trustee for the Borrower, as the case may be, in any Insolvency Proceeding, (b) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (c) all references herein to Articles or Sections shall be construed to refer to Articles or Sections of this Agreement, and (d) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

Article II

Lien Priorities

Section 2.01     Relative Priorities. Notwithstanding the date, manner or order of grant, attachment or perfection of the Bank Group Lien or the Sponsor Lien, the Bank Group Administrative Agent, for itself and on behalf of the other Bank Group Secured Parties, hereby agrees that, so long as the Discharge of Sponsor Facility Obligations has not occurred, the Sponsor Lien shall be senior and prior in all respects to the Bank Group Lien and the Bank Group Lien shall be junior and subordinate in all respects to the Sponsor Lien, in each case to the extent that the Sponsor Lien is valid, perfected and not avoided in an Insolvency Proceeding. The Bank Group Administrative Agent on behalf of itself and the other Bank Group Secured Parties acknowledges that a portion of the Sponsor Facility Obligations represents debt that is revolving in nature and that the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, and that, subject to the terms, conditions and limitations set forth in Section 5.01, the terms of the Sponsor Loan Documents may be modified, amended or amended and restated from time to time, without notice to or consent by the Bank Group Secured Parties and without affecting the provisions hereof.

Section 2.02.    [Reserved]

Section 2.03    Guarantees.    To the extent any guaranty is entered into by any Person in respect of the Sponsor Facility Obligations (whether or not the Bank Group Administrative Agent or the Bank Group Secured Parties have consented thereto), a guaranty by such Person shall, to the extent such Person is not already a Credit Party, be entered into in respect of the Bank Group Obligations and, for all purposes hereunder, such Person shall be deemed a guarantor of the Bank Group Obligations and the Sponsor Facility Obligations, and Sponsor acknowledges and agrees hereby that notwithstanding anything to the contrary contained herein or in any Sponsor Loan Document, any and all guarantees of any Credit Party (other than the Borrower) in respect of the Sponsor Facility Obligations shall be subordinated in right of payment to any and all guarantees of any Credit Party (other than the Borrower) in respect of the Bank Group Obligations to the same extent and in the same manner as set forth in the Sponsor Loan Documents, as in effect on the date hereof.
Article III
Enforcement of Rights; Matters Relating to Merchant Receivables
Section 3.01     Automatic Release of Bank Group Lien.    If, in connection with Disposition of Merchant Receivables pursuant to the enforcement or exercise of any rights or remedies of the Sponsor under the Sponsor Loan Documents, the Sponsor releases the Sponsor Lien on any portion of the Merchant Receivables (in each case, a “Release”), other than any such Release granted following the Discharge of Sponsor Facility Obligations, then upon the closing of such Disposition the Bank Group Administrative Agent shall, for itself and on behalf of the other Bank Group Secured Parties, promptly execute and deliver to the Sponsor and the Borrower such termination statements, releases and other documents as shall be reasonably requested by the Sponsor to release the Bank Group Lien on such Merchant Receivables.

Section 3.02     Automatic Release of Sponsor Lien. If, in connection with any Disposition of Merchant Receivables upon the enforcement or exercise of any right or remedy by the Bank Group Administrative Agent, after the occurrence and during the continuance of an event of default under the Bank Group Loan Documents, the Bank Group Administrative Agent, for itself and on behalf of the other Bank Group Secured Parties releases the Bank Group Lien on any portion of the Merchant Receivables (in each case, a “Bank Group Release”), then upon the closing of such Disposition the Sponsor shall promptly execute and deliver to the Bank Group Administrative Agent and the Borrower such termination statements, releases and other documents as shall be reasonably requested by the Bank Group Administrative Agent to release the Sponsor Lien on such Merchant Receivables; provided that, after the Termination Date, so long as the Discharge of Sponsor Facility Obligations has not occurred, the proceeds of such Disposition shall be delivered to the Sponsor, and any payments with respect to such Disposition that are received by the Bank Group Administrative Agent or any other Bank Group Secured Party, shall be segregated and held in trust and forthwith transferred or paid over to the Sponsor, in accordance with Section 4.02.
Article IV
Payments
Section 4.01     Application of Proceeds. After the Termination Date, so long as the Discharge of Sponsor Facility Obligations has not occurred, any Merchant Receivables or proceeds thereof received by the Sponsor shall be applied by the Sponsor to permanently reduce the Sponsor Facility Obligations. Upon the Discharge of Sponsor Facility Obligations, the Sponsor shall deliver to the Bank Group Administrative Agent any remaining Merchant Receivables and any proceeds thereof then held by it in the same form as received, together with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct.
Section 4.02    Payment Over. After the Termination Date, so long as the Discharge of Sponsor Facility Obligations has not occurred, any proceeds of Merchant Receivables received by the Bank Group Administrative Agent shall be segregated and held in trust and forthwith transferred or paid over to the Sponsor in the same form as received, together with any necessary endorsements, for application by the Sponsor to the permanent reduction of the Sponsor Facility Obligations.
Article V
Other Agreements
Section 5.01    Amendment to Sponsor Loan Documents.    The Sponsor Loan Documents may be amended or otherwise modified in accordance with their terms without the consent of any Bank Group Secured Party, all without affecting the lien subordination or other provisions of this Agreement; provided, however, that, without the consent of the Bank Group Required Lenders, no such amendment or modification (or successive amendments or modifications) shall (i)  provide for a principal amount of loans in the aggregate in excess of the Maximum Sponsor Facility Indebtedness Amount, (ii) increase the interest rate applicable to the Sponsor Facility Obligations (excluding increases resulting from the accrual of interest at the

Default Rate (as defined in the Sponsor Agreement as in effect on the date hereof)) by more than 2.0%, (iii) modify the Sponsor Agreement to provide for any facility other than the uncommitted revolving line of credit in effect on the date hereof, (iv) provide for or modify any covenant or event of default that restricts the Borrower or any subsidiary of the Borrower from making payments under the Bank Group Loan Documents, (v) amend or modify any provision of any Sponsor Loan Document providing for the guaranty of the Sponsor Facility Obligations by any subsidiary of the Borrower, (vi) amend or modify any provision of any Sponsor Loan Document relating to the subordination of any guarantees of the Sponsor Facility Obligations to the guarantees of the Bank Group Obligations or (vii) amend the Sponsor Agreement in such a way as to modify or change the effect of Section 4.8 of the Sponsor Agreement as in effect on the date hereof. The Sponsor agrees that it shall not assign any of its rights, title and interest in and to any Sponsor Loan Document without the prior written consent of the Bank Group Administrative Agent.
Section 5.02     Amendment to Bank Group Loan Documents.    The Bank Group Loan Documents may be amended or otherwise modified in accordance with their terms without the consent of the Sponsor, all without affecting the lien subordination or other provisions of this Agreement; provided, however, that without the consent of the Sponsor, no such amendment or modification (or successive amendments or modifications) shall (i) provide for or modify any covenant or event of default that restricts the Borrower or any subsidiary of the Borrower from making payments under the Bank Group Loan Documents or (ii) amend Section 9.02(d) or Section 9.04(c) of the Bank Group Credit Agreement.
Section 5.03     Reinstatement. If, in any Insolvency Proceeding or otherwise, all or part of any payment with respect to the Bank Group Obligations or the Sponsor Facility Obligations previously made shall be rescinded for any reason whatsoever, then the Bank Group Obligations or the Sponsor Facility Obligations, as applicable, shall be reinstated to the extent of the amount so rescinded and, if theretofore terminated, this Agreement shall be reinstated in full force and effect and such prior termination shall not diminish, release, discharge, impair or otherwise affect the Lien priorities and the relative rights and obligations of Sponsor and the Bank Group Secured Parties provided for herein.
Section 5.04    Further Assurances. Each of the Sponsor and the Bank Group Administrative Agent, for itself and on behalf of the other Bank Group Secured Parties, and the Borrower, agrees that it will, and the Borrower agrees that it will cause its subsidiaries to, execute, or will cause to be executed, any and all further documents, agreements and instruments, and take all such further actions, as may be required under any applicable law, or which the Sponsor or the Bank Group Administrative Agent may reasonably request, to effectuate the terms of this Agreement, including the relative Lien priorities provided for herein.
Section 5.05    Notice of Exercise of Remedies. Subject to the terms of this Agreement, each of the Sponsor and the Bank Group Administrative Agent shall endeavor to provide advance notice to each other of an acceleration of any Sponsor Facility Obligations or the Bank Group Obligations, as the case may be (other than with respect to any automatic accelerations thereunder); provided, however, neither party's failure to give such notice under this Section 5.05 shall create any claim or cause of action on the part of the other party against the party failing to give such notice for any reason whatsoever. Nothing contained in this Section 5.05 shall limit, restrict, alleviate, or amend any notice requirement otherwise provided in this Agreement or otherwise required under applicable law.
Section 5.06    Agreement Not to Contest. The Bank Group Administrative Agent, for itself and on behalf of the other Bank Group Secured Parties, agrees that it will not at any time contest by judicial proceeding the validity, perfection, priority or enforceability of the Sponsor Lien or the Sponsor Loan Documents or the enforceability of this Agreement. The Sponsor agrees that it will not at any time contest by judicial proceeding the validity, perfection, priority or enforceability of the Bank Group Lien or the Bank Group Loan Documents or the enforceability of this Agreement.
Section 5.07     No Interference. The Bank Group Administrative Agent agrees, on behalf of itself and each of the other Bank Group Secured Parties, that (a) it will not take or cause to be taken any action the purpose or effect of which is, or could be, to make the Bank Group Lien pari passu with, or to give such Bank Group Secured Party any preference or priority relative to, the Sponsor Lien with respect to the Merchant Receivables, (b) it will not challenge or question in any proceeding the validity or enforceability of any Sponsor Facility Obligations or Sponsor Loan Document, or the validity, attachment, perfection or priority of the Sponsor Lien, or the validity or enforceability of the priorities, rights or duties established by or other provisions of this Agreement, (c) it will not interfere with, hinder or delay, in any manner, whether by judicial proceedings or otherwise, any sale, transfer or other disposition of the Merchant Receivables by the Sponsor, (d) it shall have no right to (i) direct the Sponsor to exercise any right, remedy or power with respect to the Merchant Receivables or (ii) consent to the exercise by the Sponsor of any right, remedy or power with respect to the Merchant Receivables, (e) it will not institute any suit or assert in any suit, bankruptcy, insolvency or other proceeding any claim against the Sponsor seeking damages from or other relief by way of specific performance, instructions or otherwise with respect to, and the Sponsor shall not be liable for any action taken or omitted to be taken by the Sponsor with respect to Merchant Receivables; provided that nothing in this clause shall prevent any Bank Group Secured Party from asserting or seeking to enforce any provision of this Agreement or any provision of any Bank Group Loan Document and (f) it will not attempt, directly or indirectly, whether by judicial proceedings or otherwise, to challenge the enforceability of any provision of this Agreement.
Section 5.08    Books and Records. Each of the Borrower and the Bank Group Administrative Agent agrees to provide the Sponsor with access to any of the Borrower's books and records reasonably required by the Sponsor, to the extent such party is in possession and control of such books and records.

Article VI
Representations and Warranties.
Each party hereto represents and warrants to the other parties hereto as follows:

(a)Such party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization or formation and has all requisite power and authority to execute and deliver this Agreement and perform its obligations hereunder.
(b)This Agreement has been duly executed and delivered by such party and constitutes a legal, valid and binding obligation of such party, enforceable in accordance with its terms.
(c)The execution, delivery and performance by such party of this Agreement (i) do not require any consent or approval of, registration or filing with or any other action by any Governmental Authority and (ii) will not violate any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents or by-laws of such party or any order of any Governmental Authority or any provision of any indenture, agreement or other instrument binding upon such party.

Article VII

No Reliance; No Liability; Obligations Absolute
Section 7.01    No Reliance; Information. Each of the Sponsor and the Bank Group Administrative Agent acknowledges that (a) it has, independently and without reliance upon, in the case of the Sponsor, any Bank Group Secured Party and, in the case of the Bank Group Administrative Agent, the Sponsor, and based on such documents and information as they have deemed appropriate, made their own credit analyses and decisions to enter into this Agreement and (b) it will, independently and without reliance upon, in the case of the Sponsor, any Bank Group Secured Party and, in the case of the Bank Group Administrative Agent, the Sponsor, and based on such documents and information as they shall from time to time deem appropriate, continue to make their own credit decisions in taking or not taking any action under this Agreement. In the event the Sponsor or the Bank Group Administrative Agent, in its sole discretion, undertakes at any time or from time to time to provide any such information to, respectively, any Bank Group Secured Party or the Sponsor, it shall be under no obligation (i) to make, and shall not make or be deemed to have made, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of the information so provided, (ii) to provide any additional information or to provide any such information on any subsequent occasion, or (iii) to undertake any investigation.
Section 7.02    No Warranties or Liability.
(d)The Sponsor acknowledges and agrees that, except for the representations and warranties set forth in Article VI, neither the Bank Group Administrative Agent nor any other Bank Group Secured Party has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the Bank Group Loan Documents, the ownership of any Merchant Receivables or the perfection or priority of any Liens thereon. The Bank Group Administrative Agent, for itself and on behalf of the other Bank Group Secured Parties, acknowledges and agrees that, except for the representations and warranties set forth in Article VI, the Sponsor has not made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the Sponsor Loan Documents, the ownership of any Merchant Receivables or the perfection or priority of any Liens thereon.
(e)The Bank Group Administrative Agent and the other Bank Group Secured Parties shall have no express or implied duty to the Sponsor, and the Sponsor shall have no express or implied duty to the Bank Group Administrative Agent or any other Bank Group Secured Party, to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of a default or an event of default under any Sponsor Loan Document and any Bank Group Loan Document (other than, in each case, this Agreement), regardless of any knowledge thereof with which they may have or be charged.

Article VIII
Miscellaneous
Section 8.01     Notices. (a) Notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier, or delivered by electronic mail to the electronic mail address, as follows:
(i)if to the Borrower, to it at 90 Nassau Street, Princeton, NJ 08542, Attention of Robert H.B. Baldwin, Jr. and the Legal Department (Telecopy No. 609-683-3815);
(ii)if to the Sponsor, to it at 32 East Front Street, 4th Floor, Trenton, NJ 08608, Attention of James (Jim) King (Email: james.t.king@wellsfargo.com and Telecopy No. 609-826-8796); and
(iii)if to the Bank Group Administrative Agent, to JPMorgan Loan Maintenance, at 500 Stanton Christiana Road, Ops 2, Floor 03, Newark, DE 19713-2107, Attention of Brian Lunger (Telecopy No. 302-634-3301), with a copy to JPMorgan Chase Bank, N.A., 383 Madison Avenue, Floor 24, New York, NY 10179, Attention of Goh Siew Tan (Telecopy No. 212-270-5127).
Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by telecopier shall be deemed to have been given when sent if the sender receives an acknowledgement of receipt (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices delivered through electronic communications to the extent provided in subsection (b) below, shall be effective as provided in said subsection (b).
(b)    Notices and other communications may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agents, provided that the foregoing shall not apply to notices to any party if such party has notified the other parties hereto that it is incapable of receiving notices by electronic communication.
Unless the applicable Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender's receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefore.
(c)    The Borrower and each Administrative Agent may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the other parties hereto.
Section 8.02     Conflicts. In the event of any conflict or inconsistency between the provisions of this Agreement and the provisions of the Sponsor Loan Documents or the Bank Group Loan Documents, the provisions of this Agreement shall control.
Section 8.03    Effectiveness; Survival. This Agreement shall become effective when executed and delivered by the parties hereto. All covenants, agreements, representations and warranties made by any party in this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency Proceeding. This Agreement shall terminate and be of no further force and effect, subject to Section 5.03 hereof, upon the earlier to occur of (i) the date of the Discharge of Bank Group Obligations and (ii) the date of the Discharge of Sponsor Facility Obligations.
Section 8.04    Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
Section 8.05    Amendments; Waivers.
(a)     No failure or delay on the part of any party hereto in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 8.05, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.
(b)    Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Sponsor and the Bank Group Administrative Agent, provided that no such agreement shall amend, modify or otherwise affect the rights or obligations of the Borrower under this Agreement.
Section 8.06    Applicable Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
Section 8.07    Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.08.
Section 8.08    Parties in Interest. The provisions of this Agreement shall be binding upon the Borrower, the Sponsor, the Bank Group Administrative Agent, and their respective successors and assigns, as well as the other Bank Group Secured Parties, all of whom are bound by this Agreement. The provisions of this Agreement shall inure to the benefit of Sponsor, the Bank Group Administrative Agent, the Bank Group Secured Parties and their respective successors and permitted assigns. The Bank Group Secured Parties, and their respective successors and assigns are intended to be third party beneficiaries of this Agreement. Except for the parties to this Agreement to the extent aforesaid, the Bank Group Secured Parties, and their respective successors and assigns, no other Person shall have or be entitled to assert rights or benefits hereunder without the consent of the parties hereto.
Section 8.09    Specific Performance. Each Administrative Agent may demand specific performance of this Agreement and hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense that might be asserted to bar the remedy of specific performance in any action which may be brought by it.
Section 8.10    Headings. Article and Section headings used herein and the Table of Contents hereto are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

Section 8.11    Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 8.03. Delivery of an executed signature page to this Agreement by electronic imaging or facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement; provided, however, that each party hereto agrees to promptly deliver original copies of its signature pages to each of the other parties hereto.
Section 8.12    Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the Sponsor, on the one hand, and the Bank Group Secured Parties, on the other hand. Except as expressly provided in this Agreement, neither the Borrower nor any other creditor thereof shall have any rights or obligations hereunder and the Borrower may not rely on the terms hereof except to the extent of any obligations in favor of the Borrower expressly provided for herein. Nothing in this Agreement is intended to or shall impair the obligations of the Borrower, which are absolute and unconditional, to pay the Sponsor Facility Obligations and the Bank Group Obligations as and when the same shall become due and payable in accordance with their terms.
Section 8.13    Sharing of Information. The Borrower agrees that any information provided to the Sponsor, the Bank Group Administrative Agent or any Bank Group Secured Party may be shared by such Person with any Bank Group Secured Party, the Sponsor or the Bank Group Administrative Agent notwithstanding any request or demand by the Borrower that such information be kept confidential; provided, that such information shall otherwise be subject to the respective confidentiality provisions in the Sponsor Agreement and the Bank Group Credit Agreement, as applicable.
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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

HEARTLAND PAYMENT SYSTEMS, INC.

By: /s/ Charles H.N. Kallenbach
Name: Charles H.N. Kallenbach
Title: General Counsel and Secretary

Intercreditor Agreement Signature Page

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Sponsor

By: /s/ James T. King
Name: James T. King
Title: Senior Vice President

Intercreditor Agreement Signature Page

JPMORGAN CHASE BANK, N.A.,
as Bank Group Administrative Agent

By: /s/ Goh Siew Tan
Name: Goh Siew Tan
Title: Vice President

Intercreditor Agreement Signature Page